UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2026

Fifth Third Bancorp

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 6, 2026, Fifth Third Bancorp (“Fifth Third”) held a special meeting of shareholders (the “Special Meeting”) in connection with its proposed acquisition of Comerica Incorporated (“Comerica”), pursuant to that certain Agreement and Plan of Merger, dated as of October 5, 2025, by and among Fifth Third, Fifth Third Financial Corporation (“Fifth Third Intermediary”), Comerica and Comerica Holdings Incorporated (the “Merger Agreement”). At the Special Meeting, Fifth Third’s shareholders considered two matters related to the acquisition, each of which is described more fully in the joint proxy statement/prospectus of Fifth Third and Comerica, dated as of November 25, 2025 (the “Joint Proxy Statement/Prospectus”), as supplemented by certain Fifth Third and Comerica filings prior to the date of the Special Meeting.

At the close of business on November 24, 2025, the record date for the Special Meeting, there were (i) 661,049,699 shares of common stock, without par value, of Fifth Third (“Fifth Third common stock”) outstanding and (ii) 200,000 outstanding shares of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A, no par value, of Fifth Third (“Fifth Third voting preferred stock”), represented by 8,000,000 depositary shares. Each holder of Fifth Third common stock was entitled to cast one vote on each matter brought before the Special Meeting for each share of Fifth Third common stock owned of record as of the Fifth Third record date. Equiniti Trust Company LLC, as depositary and holder of record of the Fifth Third voting preferred stock, was entitled to cast twenty four (24) votes on each matter brought before the Special Meeting for each share of Fifth Third voting preferred stock of record as of the Fifth Third record date. Each outstanding depositary share of Fifth Third voting preferred stock represents 1/40 of a share of Fifth Third voting preferred stock and, therefore, had the right to instruct the depositary with respect to the voting of 1/40th of the 24 votes to which each share of Fifth Third voting preferred stock was entitled to vote, which was 0.6 votes for each such depositary share.

At the Special Meeting, a total of 536,090,267 shares of Fifth Third common stock and 3,651,965 depositary shares representing shares of Fifth Third voting preferred stock were present, virtually or by proxy, representing 80.84% of the voting power of the Fifth Third common stock and Fifth Third voting preferred stock outstanding and entitled to vote at the Special Meeting, constituting a quorum to conduct business.

The vote results on the matters presented at the Special Meeting are set forth below.

Fifth Third Proposal 1 – The Fifth Third stock issuance proposal. A proposal to approve the issuance of Fifth Third common stock in connection with the merger of Comerica with and into Fifth Third Intermediary as merger consideration to holders of Comerica common stock pursuant to the Merger Agreement, (including for purposes of complying with NASDAQ Rule 5635(d), which requires approval of the issuance of shares of Fifth Third common stock in an amount that exceeds 20% of the currently outstanding shares of Fifth Third common stock), was approved upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
536,814,002	1,088,494	378,950	—

Fifth Third Proposal 2 – The Fifth Third adjournment proposal. A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Fifth Third stock issuance proposal or to ensure that any supplement or amendment to the Joint Proxy Statement/Prospectus is timely provided to Fifth Third shareholders, was approved upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
497,437,700	40,320,977	522,769	—

Because there were sufficient votes to approve the Fifth Third stock issuance proposal, no adjournment of the Special Meeting was determined to be necessary or appropriate, and accordingly, the Special Meeting was not adjourned and proceeded to conclusion.

Item 7.01.	Regulation FD Disclosure.

On January 6, 2026, Fifth Third and Comerica issued a joint press release announcing the results of the Special Meeting and the results of the special meeting of Comerica’s stockholders also held on January 6, 2026. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly stated by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about our business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future common share dividends, common share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: (i) the possibility of a failure to complete the merger of Comerica with Fifth Third (the “Transaction”) or unexpected delays related to the Merger or the inability of the parties to obtain regulatory approvals or satisfy other closing conditions in the Merger Agreement required to complete the Transaction, or (ii) regulatory approvals resulting in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction.

These and other important factors, including those discussed under “Risk Factors” in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000028412/000002841225000108/cma-20241231.htm), and in Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000035527/000003552725000079/fitb-20241231.htm), as well as Comerica’s and Fifth Third’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Comerica and Fifth Third disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated January 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: January 6, 2025	/s/ Bryan D. Preston
Bryan D. Preston
Executive Vice President and Chief Financial Officer